UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-21955

Stewart Capital Mutual Funds
800 Philadelphia Street
               Indiana, PA 15701
 (Address of principal executive offices)

Malcolm Polley
Stewart Capital Advisors LLC
800 Philadelphia Street
               Indiana, PA 15701
(Name and address of agent for service)

Registrant's telephone number, including area code: (724) 465-1443

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1.  Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Stewart

CAPITAL

MID CAP FUND

SEMI-ANNUAL REPORT 6•30•11

Table of Contents

Letter to Shareholders	1
Expense Example	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Additional Information	18

Investment Products Offered

Are Not FDIC Insured | You May Lose Money | Are Not Bank Guaranteed

1

Dear Fellow Shareholder,

Frequently, when I speak in public, the audience wants to know what issue is dominating our current economy. Recently, I have said that it’s all about the consumer and the consumer is scared. We began the year expecting the consumer would be back. Indeed, all signs indicated pocketbooks were opening. Unfortunately, geopolitical events have caused too many consumers to rethink their planned spending.

We fully expected the economy to rebound with typical post-recession growth (we were looking for five percent). Yet, with the consumer uncertain about their near-term employment prospects, spending has been rather disappointing. This disappointing domestic consumption is occurring at the same time emerging economies are trying to slow growth. China, for instance, is desperately trying to rein in inflation. This combination is a recipe for difficult economic times.

The Economy

All eyes have been drawn to the financial and economic tragi-comedy playing out in the European Union. The haves (e.g., Germany and France) are playing economic chicken with the have-nots (Greece, Portugal, Spain, Italy and Ireland). At the same time, the US powers that be have decided to play their own game of chicken. Unfortunately, this game of chicken involves the government’s credit rating. With a leadership vacuum and both parties taking a beggar-thy-neighbor approach to problem resolution, we lurch toward a potential fiscal calamity.

We have adjusted our expectations for the balance of this year. That said, we will need acceleration in the second half of the year in order to make up for sub two-percent growth in the first quarter and expected sub-two percent growth in the second quarter.

We expect the unemployment rate will remain at or slightly above nine percent through the balance of this year, at least. With the inflation rate beginning to tick upwards, the misery index (a term coined during the 1970s for the unemployment rate added to the inflation rate) will remain well above ten percent.

Market Overview

Oh, it has been a wonderfully interesting (read volatile) first six months. When we predicted (in the year-end 2010 chairman’s letter) mid-single-digit returns, we expected volatility, just not the wide swings we have seen. In the course of six months, equity markets have swung from near double-digit returns to negative (or near negative) returns and back on two occasions. As this is being written, we are in the midst of our third trip towards negative territory due in part to the aforementioned game of fiscal chicken being played out by our elected US leaders.

Investors’ hopes have risen on prospects for a return to more economic normalcy only to have them dashed by the realities that are a continuation of the economic ripple effect from the Great Recession. Consumer sentiment, as it is driven more by economic expectations than reality, has taken a beating, and we believe that the fallout will be a much slower than expected economy.

Mid-cap stocks, as measured by the S&P MidCap 400 Index, finished the first half of 2011 up 8.56% and in a dead heat with the Dow Jones Industrial Average (up 8.56%). Both of these indices easily bested the S&P 500 (up 6.02%), the Russell 2000 (up 6.21%) and the NASDAQ Composite (up 5.01%). Leadership for the S&P MidCap 400 was provided by consumer staples (up 31.92%), healthcare (up 13.71%), energy (up 11.44%) and utilities (up 11.40%). The worst performing sector was telecom, yet it also finished the first half in the black (up 0.84%).1

2

Fund Performance

The Stewart Capital Mid Cap Fund returned 6.42% for the six months ended June 30, 2011, underperforming its benchmarks, the S&P MidCap 400 Index (up 8.56%) and the Russell MidCap® Value Index (up 6.69%).

Much like last year, we started 2011 behind the eight-ball. Fortunately, we didn’t fall as far behind as quickly and, while we have been playing catch-up, we have a significantly shorter gap to close.

When compared to last year’s sloth-like level of trading activity, the first half of 2011 makes us look almost hyperactive. So far, in 2011, we have added three new names (Polaris Industries, Itron and AGL Resources), trimmed one name (Perrigo Company) and added to our holdings another (Skechers). While we realize that we expressed concern with stretched valuations in the mid cap space, apparently we have had a little too much caffeine.

Those of you that are long-time shareholders may recognize the Polaris name as we owned it at the Fund’s inception, only to sell it on the advent of the Great Recession over concerns about consumer behavior. Needless to say, the Recession did not lessen the company’s ability to make money as it continues to make its owners nearly burst with pride over its levels of profitability.

AGL Resources was added for more unusual reasons. One of our holdings, NICOR is being acquired by AGL in a combination of cash and stock. Our holding in AGL was precipitated by our desire to maintain our ownership interest in NICOR post acquisition. Since the deal was a combination of cash and stock, we initiated a partial position in AGL in order to maintain our percentage ownership in the combined entity.

I also want to spend a little time talking about one of our worst performing holdings (Skechers) and why we decided to increase our holdings. Albert Einstein was once quoted as saying, “the definition of insanity is doing the same thing over and over and expecting different results.” Not wanting to have our sanity questioned, and not wanting to throw good money after bad, we examined our rationale for having purchased the stock in the beginning. When we originally added Skechers to the holdings, it had been riding an earnings and revenue wave as a result of its new Shape Ups line of toning shoes. The stock looked cheap on an earnings basis and on an intrinsic value basis, yet we were concerned about the lack of new product to make up for the inevitable fall-off from the Shape Ups line. As a result, we added it at a very minimal level.

Since Sketchers hasn’t been able to replace that revenue growth driver (sales have fallen off as competition has appeared), the stock price has suffered. However, when we revisited our investment thesis (fully intending to sell the stock) we made a rather interesting discovery. The stock was selling below its net-net current assets (or the value of the company’s current assets subtracting current liabilities and subtracting its long-term liabilities). In other words, the stock was selling below its liquidation value.

We have seen this only five times in our investment career, and each time turned out to be an excellent time to buy the stock. Only time will tell if the current decision to add to our holdings was good or bad. Suffice it to say, we feel comfortable with our decision.

Our overweight exposure (relative to the S&P MidCap 400 Index) in both energy and utilities significantly helped Fund performance. Not only did we have an overweight in two of the benchmark’s top sectors, but our holdings performed significantly better. That said, two of our holdings in our largest sector overweight (basic materials) were the two worst holdings in the portfolio. Southern Copper and Thompson Creek Metals were down 30.62% and 32.21%, respectively, for the six months ended June 30, 2011. The only thing keeping our materials selections from being worse were our holdings in the fertilizer industry with Terra Nitrogen Co., up 33.63% for the same period.

33

Strategy Overview

We believe that the remainder of 2011 will look much like the first half of the year – lots of ups and downs with modest returns in the end. As a result, we are not expecting any dramatic shifts in strategy, and will use downturns and bad news as a means to find quality companies selling at, temporarily, distressed values.

The big change to our investment thesis is our expectation for a return of the consumer. With uncertainty over economic conditions and job growth (or lack thereof), the consumer may well stand pat and purchase necessities only. Coupling consumer skepticism with government spending cutbacks could mean that economic growth actually slows through the second half of 2011. That would make it very difficult for corporate earnings, which could put our expectations for single digit returns at risk.

As odd as it might seem, we really don’t care how the economic winds blow over the short term. It doesn’t change our belief that opportunities exist in all types of markets. Our job remains to dig through the data and find them. After all, as we have been saying since the Fund opened, over the long-term, a company’s stock price tends to reflect the value of the underlying business. We have and will continue to focus on business value when making investment decisions.

Thank you for your continued confidence. As always, we will strive to meet your investment needs. I encourage you to listen and participate in our Advisor’s quarterly webcasts at stewartcap.com, and I welcome any questions you may have. You may reach me at 877.420.4440 or at stewartcap@UMB.com.

Sincerely,

Malcolm E. Polley, CFA
President and Chairman of the Board of Trustees
Stewart Capital Mutual Funds

August 2011

The views and opinions in this report were current as of June 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the Adviser reserves the right to change its views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Fund portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Adviser or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this report.

Foreign investing involves risks not typically associated with US investments, including adverse fluctuations in foreign currency values, adverse political, economic and social developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing or legal standards. Additionally, Emerging markets are generally in the infancy stage of capital markets development. As a result, their economic systems are still evolving and their political systems are typically less stable than those in developed economies. Please see the prospectus for a discussion of the risks related to investing in the Fund.

1  Source: Bloomberg and russell.com

4

Expense Example For the six months ended June 30, 2011 (Unaudited)

As a shareholder of the Stewart Mid Cap Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee charged by the intermediary. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2011 to June 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs or costs associated with investing through a financial intermediary were included, your costs would have been higher.

Stewart Capital Mid Cap Fund
			Expenses paid
	Beginning account	Ending account	during period
	value 1/1/11	value 6/30/11	1/1/11-6/30/111
Actual	$1,000.00	$1,064.20	$7.67
Hypothetical (5% return before expenses)	1,000.00	1,017.56	7.50

1	Expenses are equal to the Fund’s annualized expense ratio (1.50%), multiplied by the average account value over the period, and multiplied by 181/365 (to reflect the one-half year period).

5

Stewart Capital Mid Cap Fund
Schedule of Investments June 30, 2011 (Unaudited)

COMMON STOCKS 86.2%	Shares	Value
Banks 1.4%
Northwest Bancshares, Inc.	34,342	$432,022
		432,022
Capital Goods 13.1%
Babcock & Wilcox Co. *	14,509	402,045
Cummins, Inc.	6,735	697,005
EMCOR Group, Inc. *	38,017	1,114,278
McDermott International, Inc. *	35,054	694,420
Triumph Group, Inc.	11,192	1,114,499
		4,022,247
Consumer Durables & Apparel 6.5%
Polaris Industries, Inc.	8,205	912,150
Skechers U.S.A., Inc. - Cl. A *	76,213	1,103,564
		2,015,714
Consumer Services 3.0%
Matthews International Corp. - Cl. A	23,225	932,484
		932,484
Diversified Financials 2.1%
Federated Investors, Inc.	27,729	661,059
		661,059
Energy 4.6%
CARBO Ceramics, Inc.	4,463	727,246
Enerplus Corp.	21,792	688,627
		1,415,873
Food & Staples Retailing 3.0%
Weis Markets, Inc.	22,351	910,356
		910,356
Food, Beverage & Tobacco 3.6%
J.M. Smucker Co. (The)	14,319	1,094,544
		1,094,544
Health Care Equipment & Services 6.7%
C.R. Bard, Inc.	6,089	668,938
Catalyst Health Solutions, Inc. *	12,597	703,164
Varian Medical Systems, Inc. *	9,707	679,684
		2,051,786

See Notes to Financial Statements.

6

Schedule of Investments  (continued)

COMMON STOCKS (CONTINUED)	Shares	Value
Materials 11.8%
CF Industries Holdings, Inc.	6,187	$876,512
FMC Corp.	10,842	932,629
Southern Copper Corp.	34,563	1,136,086
Thompson Creek Metals Co., Inc. *	68,721	685,836
		3,631,063
Media 2.9%
Meredith Corp.	28,328	881,851
		881,851
Pharmaceuticals, Biotechnology & Life Sciences 2.2%
Perrigo Co.	7,648	672,030
		672,030
Software & Services 4.3%
Micros Systems, Inc. *	18,228	906,114
Net 1 UEPS Technologies, Inc. *	48,632	422,126
		1,328,240
Technology Hardware & Equipment 10.7%
Flextronics International Ltd. *	172,182	1,105,408
Itron, Inc. *	22,952	1,105,368
Western Digital Corp. *	29,486	1,072,701
		3,283,477
Transportation 3.6%
Kirby Corp. *	19,647	1,113,396
		1,113,396
Utilities 6.7%
AGL Resources, Inc.	6,686	272,187
Nicor, Inc.	12,240	670,018
Oneok, Inc.	15,089	1,116,737
		2,058,942

Total Common Stocks (Cost $19,778,125)		$26,505,084

See Notes to Financial Statements.

7

Schedule of Investments  (continued)

	Shares or
CONVERTIBLE BOND 1.3%	Principal Amount	Value
Insurance 1.3%
Old Republic International Corp., 8.00%, 5/15/2012	$350,000	$392,437
Total Convertible Bond (Cost $360,213)		392,437

LIMITED PARTNERSHIP INTEREST 3.7%
Materials 3.7%
Terra Nitrogen Co., LP	8,320	1,144,083
Total Limited Partnership Interest (Cost $684,318)		1,144,083

SHORT TERM INVESTMENT 9.5%
Federated Prime Obligations Fund, 0.09% **	2,906,794	2,906,794
Total Short Term Investment (Cost $2,906,794)		2,906,794

Total Investments 100.7% (Cost $23,729,450)		30,948,398
Liabilities less Other Assets (0.7)%		(212,685)
Net Assets 100.0%		$30,735,713

* Non-income producing. ** Represents 7-day effective yield as of June 30, 2011. See Notes to Financial Statements.

Sector Breakdown June 30, 2011 (Unaudited)	(based on total investments)

8

Statement of Assets and Liabilities  Period ended 6/30/11 (Unaudited)

Assets:
Investments at value (cost $23,729,450)	$30,948,398
Receivable for fund shares sold	2,152
Dividends and interest receivable	10,984
Prepaid expenses	26,323
Total assets	30,987,857

Liabilities:
Due to investment adviser (See Note 4)	2,273
Payable for investments purchased	203,659
Accrued audit fees	8,235
Accrued legal fees	146
Accrued administration expense (See Note 5)	4,658
Accrued shareholder servicing fees	8,167
Accrued 12b-1 fees (See Note 4)	18,431
Accrued custodian expense	2,983
Accrued printing expense	3,068
Other payables	524
Total liabilities	252,144
Net Assets	$30,735,713

Net Assets Consist of:
Capital stock	$23,383,127
Undistributed net investment income	33,936
Accumulated net realized gains	99,702
Net unrealized appreciation on investments	7,218,948
Total Net Assets	$30,735,713

The Pricing of Shares:
Net asset value and price per share ($30,735,713 divided by 2,442,155 shares outstanding, no par value, unlimited shares authorized)	$12.59
Offering price per share	$13.15	(1)

(1)	Computation of offering price per share 100/95.75 of net asset value (See Note 10).

See Notes to Financial Statements.

9

Statement of Operations Period ended 6/30/11 (Unaudited)

Investment Income:
Dividend income	$241,383	(1)
Interest income	9,040
Total Investment Income	250,423

Expenses:
Investment advisory fees (See Note 4)	101,027
12b-1 fee (See Note 4)	36,082
Administration and accounting fees (See Note 5)	27,684
Shareholder servicing fees	23,936
Professional fees	23,733
Federal and state registration fees	12,898
CCO fees	12,149
Trustees’ fees and expenses	11,901
Custody fees	10,038
Insurance expense	8,643
Reports to shareholders	7,152
Miscellaneous costs	3,835
Total expenses before waivers	279,078
Expense waivers (See Note 4)	(62,591)
Net expenses	216,487
Net Investment Income	33,936

Realized and Unrealized Gain on Investments:
Net realized gain on investments	1,709,289
Change in unrealized appreciation/(depreciation) on investments	56,317
Net realized & unrealized gain on investments	1,765,606
Net Increase in Net Assets Resulting From Operations	$1,799,542

(1)	Net of $3,003 in foreign withholding taxes.

See Notes to Financial Statements.

10

Statements of Changes in Net Assets

	Period Ended 6/30/11 (Unaudited)	Year ended 12/31/10

Operations:
Net investment income	$33,936	$27,019
Net realized gain on investments	1,709,289	1,492,750
Change in unrealized appreciation/(depreciation) on investments	56,317	4,337,171
Net increase in net assets resulting from operations	1,799,542	5,856,940

Distributions Paid From:
Return of Capital	—	(31,494)
Total distributions	—	(31,494)

Capital Share Transactions:
Proceeds from shares sold	4,166,452	3,723,660
Proceeds from reinvestment of distributions	—	5,734
	4,166,452	3,729,394
Payments for shares redeemed	(2,655,054)	(2,360,313)
Net increase	1,511,398	1,369,081

Total Increase in Net Assets	3,310,940	7,194,527

Net Assets:
Beginning of period	27,424,773	20,230,246
End of period (including undistributed net investment income of $33,936 and $0, respectively)	$30,735,713	$27,424,773

Transactions in Shares:
Shares sold	340,362	375,391
Issued in reinvestment of distributions	—	600
Shares redeemed	(215,848)	(241,357)
Net increase	124,514	134,634

See Notes to Financial Statements.

11

Financial Highlights

For a Fund share outstanding throughout each period	Period Ended 6/30/11 (Unaudited)		Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/08	Year ended 12/31/07

Net asset value, beginning of period	$11.83		$9.27	$6.39	$9.94	$10.00

Income from investment operations:
Net investment income	0.01		0.02	0.05	0.15	0.20
Net realized and unrealized gain (loss) on investments	0.75		2.55	2.86	(3.52)	(0.05)
Total from investment operations	0.76		2.57	2.91	(3.37)	0.15

Less distributions:
From net investment income	—		—	—	(0.18)	(0.21)
Return of Capital	—		(0.01)	(0.03)	—	—
Total distributions	—		(0.01)	(0.03)	(0.18)	(0.21)
Net asset value, end of period	$12.59		$11.83	$9.27	$6.39	$9.94
Total Return	6.42	%**	27.80%	45.75%	(34.34)%	1.46%

Supplemental data and ratios:
Net assets, end of year (000s)	$30,736		$27,425	$20,230	$6,645	$10,189
Ratio of net expenses to average net assets	1.50	%*	1.50%	1.50%	1.50%	1.50%
Ratio of expenses before waivers to average net assets	1.93	%*	2.16%	3.67%	6.68%	7.82%
Ratio of net investment income to average net assets	0.23	%*	0.24%	0.69%	1.71%	1.41%
Ratio of net investment loss before waivers to average net assets	(0.20	)%*	(0.42)%	(1.48)%	(3.47)%	(4.91)%
Portfolio turnover rate	19.83	%**	48.36%	43.00%	58.86%	65.37%

*	Annualized.
**	Not annualized.
See Notes to Financial Statements.

12

Notes to Financial Statements June 30, 2011 (Unaudited)

1. Organization

Stewart Capital Mutual Funds (the “Trust”) was organized on September 22, 2006 as a Delaware business trust and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified open-end investment management company.  The Trust currently consists of one investment portfolio: Stewart Capital Mid Cap Fund (the “Fund”).  Stewart Capital Advisors, LLC (the “Adviser”) is the Fund’s investment adviser.  The Fund commenced investment operations at the close of business December 29, 2006.  Prior to December 29, 2006, the only activity was the seed capital investment of $100,000 by the Adviser to the Fund.  The Fund’s principal investment goal is to seek long-term capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The financial statements have been prepared in accordance with accounting policies generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Investment Valuation ■ In determining the Net Asset Value (“NAV”) of the Fund’s shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market.  Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively, “Nasdaq-traded securities”) are valued at the Nasdaq Official Closing Price (“NOCP”).  Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the average of the current bid and asked prices on such exchanges.  Unlisted securities held by the Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the OTC market.  Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  Any securities for which there are no readily available market quotations will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Trustees.  The fair value of a security is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.    Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it was to sell the security at approximately the time at which the Fund determines its NAV per share.

GAAP establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs).These inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

13

•
Level 1 – quoted prices for active markets for identical securities.  An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

•
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data.  An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common stocks, limited partnership interests and short-term investments. Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.  Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.  Short-term investments may be valued using amortized cost which approximates fair value.  To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Convertible bonds. The fair value of convertible bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments.  Although most convertible bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  During the period ended June 30, 2011, there were no significant transfers between Level 1 and 2.  The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2011:

Investments in Securities		Level 2	Level 3
	Level 1	Other Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks	$26,505,084	$—	$—	$26,505,084
Convertible Bond	—	392,437	—	392,437
Limited Partnership Interest	1,144,083	—	—	1,144,083
Short Term Investment	2,906,794	—	—	2,906,794
Total	$30,555,961	$392,437	$—	$30,948,398

The Fund did not hold any Level 3 securities during the period ended June 30,2011.

14

Federal Income Taxes ■ It is the Fund’s policy to continue to meet the requirements of Subchapter M of  the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income tax provision is required.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze all open tax years 2007-2010, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six months ended June 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Securities Transactions and Investment Income ■ Securities transactions are accounted for on a trade date basis.  Realized gains and losses from securities transactions are recorded on the identified cost basis.  Dividend income is recognized on the ex-dividend date and interest income and amortization are recognized daily on an accrual basis. Return of capital distributions from investments will decrease the cost of the relevant investment security and thus may impact unrealized appreciation or depreciation of the investment security.

Distributions to Shareholders ■ Dividends from net investment income are generally declared and paid quarterly.  Distributions of net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date.  The character of distributions made during the year from net investment income or net realized gain may differ from those determined for financial statement purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

3. Investment Transactions

Purchases and sales of securities by the Fund, excluding short-term investments, for the period ended June 30, 2011 were $5,587,823 and $5,600,135, respectively.

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4. Investment Advisory Agreement and Distribution Plan

The Fund has entered into an Investment Advisory Agreement with the Adviser. The Fund pays a fee based on the Fund’s average daily net assets at the annual rate of 0.70% for the services provided by the Adviser.  The Adviser has contractually agreed to limit the annual operating expenses of the Fund to 1.50% through April 30, 2012, subject to later reimbursement by the Fund in certain circumstances (“the Expense Limitation Agreement”).  The Expense Limitation Agreement renews automatically for successive one-year periods, subject to approval by the Fund’s Board of Trustees.  During the period ended June 30, 2011, the Adviser waived investment advisory fees for the Fund of $62,591 under the Expense Limitation Agreement.  While the Expense Limitation Agreement is in effect, the Adviser is entitled to recoup from the Fund amounts waived or reimbursed for a period of up to three years from the date such amounts were waived or reimbursed, provided the Fund’s expenses, including such recouped amounts, do not exceed the stated expense limitations.  During the period ended June 30, 2011, the Adviser did not recoup any expenses.  At June 30, 2011, $470,487 is subject to recoupment through December 31, 2011, $248,699 through December 31, 2012, and $149,078 through December 31, 2013 and an additional $62,591 through June 30, 2014 to the extent the Expense Limitation Agreement is still in effect.

Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a plan of distribution with Grand Distribution Services, LLC, which permits the Fund to pay for certain expenses associated with the distribution of its shares and for services provided to its shareholders.  Under the Plan, the Fund may pay expenses pursuant to the distribution plan equal to a maximum of 0.25% of the average daily net assets of the Fund.  During the period ended June 30, 2011, the Fund incurred distribution expenses of $36,082.

5. Administration Agreements

The Fund has entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. (“UMBFS”).  Under the terms of the Agreement, UMBFS provides non-investment-related administrative services for the Fund.  UMBFS supervises the preparation of tax returns, reports to shareholders, reports to and submits filings with the SEC and state securities commissions, calculates the daily NAV per share and maintains the financial books of the Fund.  For these services, UMBFS receives fees computed at an annual rate of the daily net assets of the Fund, subject to a minimum annual contractual fee. In addition, the Fund reimburses UMBFS for certain out-of-pocket expenses incurred by UMBFS in obtaining valuations of such Fund’s portfolio securities and other expenses.

6. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act.  As of June 30, 2011, Jasco & Co., for the benefit of its customers, owned 74% of the Fund and as such may be deemed to control the Fund.  Jasco & Co. is an affiliate of the Adviser.

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7. Federal Income Tax Information

As of December 31, 2010, the Fund had a capital loss carryover of $1,515,982, of which $532,348 expires in 2016 and $983,634 expires in 2017.

At June 30, 2011, gross unrealized appreciation and depreciation and cost of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$23,900,143
Gross Unrealized Appreciation	$7,838,648
Gross Unrealized Depreciation	(790,393)
Net Unrealized Appreciation/(Depreciation)	$7,048,255

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions, resulting from wash sale losses.

As of December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Capital loss carryover	$(1,515,982)
Unrealized appreciation on investments	7,069,026
Total accumulated earnings/(deficit)	$5,553,044

The tax character of distributions paid during the fiscal years ended December 31, 2010 and 2009 were as follows:

	2010	2009
Distributions paid from:
Return of Capital	$31,494	$37,693
Total Distributions	$31,494	$37,693

8. Officers and Trustees

Certain officers or trustees of the Trust are also officers or trustees of the Adviser.  During the period ended June 30, 2011, the Fund incurred $12,149 in Chief Compliance Officer fees and $11,901 in trustee fees for its unaffiliated trustees. These trustee fees are paid in shares of the Fund valued at the time of payment.

9. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred.  However, based on experience of the Adviser, the Fund expects the risk of loss to be remote.

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10. Offering Price Per Share

A maximum front-end sales charge of 4.25% is imposed on purchases of the Fund’s shares. For the period ended June 30, 2011, the Fund was advised that various broker dealers received $8,369 of sales charges from sales of the Fund’s shares.

11. Recently Issued Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

12. Subsequent Event Disclosure

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Additional Information (Unaudited)

Proxy Voting Policies and Procedures

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (toll-free) 1-877-420-4440 and request a Statement of Additional Information which contains this description.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, is available without charge, upon request, by calling (toll-free) 1.877.420.4440 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Fund files complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the Web site of the Securities and Exchange Commission at http://www.sec.gov.  The Fund’s Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

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Stewart
CAPITAL

877.420.4440
www.stewartcap.com

This material must be preceded or accompanied by a current Stewart Capital Mutual Funds prospectus.

Stewart Capital Mutual Funds are distributed by Grand Distribution Services, LLC.

Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

Included as part of the report to shareholders filed under Item I of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities of Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.  Controls and Procedures

(a)
The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected or are reasonably likely to materially affect Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)	Not applicable to semi-annual reports.

(a)(2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3)	Not applicable so semi-annual reports.

(b)	Certification pursuant to Section 906 if the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stewart Capital Mutual Funds

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
September 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
September 1, 2011

/s/ Timothy P. McKee
Timothy P. McKee
Principal Financial Officer
September 1, 2011